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                                                       Registration No. 33-10965
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        --------------------------------
                                SSE TELECOM, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                              52-1466297
(State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)

              SUITE 710, 8230 LEESBURG PIKE, VIENNA, VIRGINIA 22182
   (Address, including zip code, of Registrant's principal executive offices)


                 SSE TELECOM, INC. EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of Plan)


                                 DANIEL E. MOORE
                                    SUITE 710
                               8230 LEESBURG PIKE
                             VIENNA, VIRGINIA 22182
                                 (703) 442-4503
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                    COPY TO:

                            G. DONALD MARKLE, ESQUIRE
                     SUROVELL, JACKSON, COLTEN & DUGAN, P.C.
                        4010 UNIVERSITY DRIVE, SUITE 200
                             FAIRFAX, VIRGINIA 22030
                                 (703) 591-1300

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
                                                             Proposed           Proposed Maximum
Title of Securities                    Amount to be       Maximum Offering      Aggregate Offering         Amount of
to be Registered                        Registered        Price per Share             Price            Registration Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock, par
value $0.01 per
share Employee Stock
Purchase Plan                            150,000             $4.625*                693,750.00*              $204.66

*Estimated solely for the purpose of computing the registration fee pursuant to Rule 457, on the basis of the average of the high and low prices of the Registrant's common stock as reported on NASDAQ on April 28, 1998.

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                                                         Exhibit Index on Page 9
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                                     PART II

         The general purpose of this filing is to register those shares of common stock of SSE Telecom, Inc. which may be sold in accordance with the SSE Telecom, Inc. Employee Stock Purchase Plan.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference.

                  The following documents are incorporated by reference in this registration statement:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 27, 1997, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended;

                  (b) All other reports, if any, filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year ended September 27, 1997 and

                  (c) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A dated July 11, 1991, filed pursuant to the Securities Exchange Act of 1934, as amended.

                  All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicate that all securities offered hereunder have been sold, or which deregister all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.           Description of Securities.

                  Not applicable; the class of securities to be offered is registered under Section 12 of the Securities Exchange Act of 1934.

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Item 5.           Interests of Named Experts and Counsel.

                  G. Donald Markle, a principal in the law firm of Surovell, Jackson, Colten & Dugan, P.C., legal counsel for the Registrant, owns 17,500 shares of the Registrant's common stock. Mr. Markle is also Secretary of the Registrant.

Item 6.           Indemnification of Directors and Officers.

                  As permitted by sections 102 and 145 of the Delaware General Corporation Law, the Registrant's certificate of incorporation eliminates a director's personal liability for monetary damages to the Registrant and its stockholders arising from a breach or alleged breach of a director's fiduciary duty except for liability under Section 174 of the Delaware General Corporation Law or liability for any breach of the director's duty of loyalty to the Registrant or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The effect of this provision in the certificate of incorporation is to eliminate the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above.

                  The Registrant's certificate of incorporation and bylaws provide for indemnification of its directors, officers and agents (an "Indemnitee"). Under the certificate of incorporation and bylaws, the Registrant must indemnify an Indemnitee to the fullest extent permitted by Delaware law for losses and expenses incurred in connection with actions in which the Indemnitee is involved by reason of having been a director or officer of the Registrant. In certain circumstances, the Registrant is also obligated to advance expenses an Indemnitee may incur in connection with such actions before any resolution of the action, and the Indemnitee may sue to enforce his or her right to indemnification or advancement of expenses.

                  There is no litigation pending, and neither the Registrant nor any of its directors know of any threatened

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litigation, which might result in a claim for indemnification by any director or officer.

Item 7.           Exemption from Registration Claimed.

                  Not applicable

Item 8.           Exhibits.

         The following is a list of exhibits filed as part of this Registration Statement.

Exhibit
Number            Description of Document
------            -----------------------
4.1               Specimen Stock Certificate                           Incorporated by reference
                                                                       to Exhibit 4.1
                                                                       #33-10965 on Form 10-K
                                                                       September 26, 1992

4.2               Article 4 of the Articles                            Incorporated by reference
                  of Incorporation of                                  to Exhibit 4.2
                  Registrant                                           #33-10965 on Form S-18

4.3               Article 6 of the Bylaws of                           Incorporated by reference
                  Registrant                                           to Exhibit 4.3
                                                                       #33-10965 on Form S-18

5                 Opinion of Surovell, Jackson,                        Attached hereto as Exhibit
                  Colten & Dugan, P.C.                                 Exhibit 5

10.18.5           SSE Telecom, Inc. Employee                           Incorporated by reference
                  Stock Purchase Plan                                  to Proxy Statement, Form
                                                                       14-A, January 26, 1998,
                                                                       #33-10965

15                Not Applicable

23.1              Consent of Ernst & Young LLP                         Attached hereto as Exhibit
                  Independent Auditors                                 23.1

23.2              Consent of Surovell, Jackson,                        Incorporated by
                  Colten & Dugan, P.C.                                 reference to Exhibit 5

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
Exhibit
Number            Description of Document
------            -----------------------
24                Power of Attorney
                  (Included on page 7)

Item 9.           Undertakings.

(a)               The undersigned Registrant hereby undertakes:

         (1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Vienna, Virginia, on the 30th day of April, 1998.

                                            SSE TELECOM, INC.


                                            By:  /s/  Daniel E. Moore
                                               --------------------------------
                                               Daniel E. Moore, Chairman


         EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS DANIEL E. MOORE AND G. DONALD MARKLE, AND EACH OF THEM ACTING ALONE, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER OF SUBSTITUTION, TO EXECUTE AND CAUSE TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY AND ALL AMENDMENTS AND POST-EFFECTIVE AMENDMENTS TO THIS REGISTRATION STATEMENT, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEY-IN-FACT OR HIS SUBSTITUTE OR SUBSTITUTES MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

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         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 30, 1998.

Signature                                            Title
---------                                            -----
/s/   Daniel E. Moore                                Chairman(principal executive
-----------------------------                        officer) and Director
Daniel E. Moore


/s/   Russ D. Kinsch                                 Chief Financial Officer (principal
-----------------------------                        financial officer and principal
Russ D. Kinsch                                       accounting officer)


/s/   Olin L. Wethington                             Director
-----------------------------
Olin L. Wethington


/s/  Joseph T. Pisula                                Director
-----------------------------
Joseph T. Pisula


/s/  Lawrence W. Roberts                             Director
-----------------------------
Lawrence W. Roberts

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                                Index to Exhibits


Exhibit
Number            Description of Document                                           Page
------            -----------------------                                           ----
4.1               Specimen Stock Certificate; incorporated
                  by reference to Exhibit 4.1 #33-10965 on
                  Form 10-K September 26, 1992

4.2 Article 4 of the Articles of Incorporation of Registrant; incorporated by reference to Exhibit 4.2 #33-10965 on Form S-18

4.3               Article 6 of the Bylaws of Registrant;
                  incorporated by reference to Exhibit 4.3
                  #33-10965 on Form S-18

5                 Opinion of Surovell, Jackson,
                  Colten & Dugan, P.C.                                                 10

10.18.5           SSE Telecom, Inc. Employee Stock
                  Purchase Plan; Incorporated by reference to Proxy Statement, Form 14-A,
                  January 26, 1998, #33-10965

23.1              Consent of Ernst & Young LLP Independent Auditors                    11

23.2              Consent of Surovell, Jackson,
                  Colten & Dugan, P.C.                                                 12

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